Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
1.	65 WILLIS LANE, INC.	USA
2.	ASSETHALL LIMITED	England & Wales
3.	BEEGAS NOMINEES LIMITED	England & Wales
4.	BIRCH SITES LIMITED	England & Wales
5.	BLACKWATER A LIMITED	England & Wales
6.	BLACKWATER B LIMITED	England & Wales
7.	BLACKWATER C LIMITED	England & Wales
8.	BLACKWATER D LIMITED	England & Wales
9.	BLACKWATER E LIMITED	England & Wales
10.	BLACKWATER H LIMITED	England & Wales
11.	BLACKWATER J LIMITED	England & Wales
12.	BOSTON GAS COMPANY (incl Essex Gas Company)	USA
13.	BRITISH TRANSCO CAPITAL INC	USA
14.	BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
15.	BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
16.	BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales
17.	BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales
18.	BRITISH TRANSCO FINANCE INC	USA
19.	BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands
20.	BRITNED DEVELOPMENT LIMITED (50%)	England & Wales
21.	BROKEN BRIDGE CORP.	USA
22.	CLEAN LINE ENERGY PARTNERS LLC (approximately 15% holding)	USA
23.	COLONIAL GAS COMPANY	USA
24.	CONNECTICUT YANKEE ATOMIC POWER COMPANY (19.5%)	USA
25.	CORESO SA (22.485%%)	Belgium
26.	DIRECT GLOBAL POWER, INC. (26%)	USA
27.	ELEXON LIMITED	England & Wales
28.	ENERGIS PLC (33.06%)	England & Wales
29.	EUA ENERGY INVESTMENT CORPORATION	USA
30.	EUA FRC II ENERGY ASSOCIATES	USA
31.	EVIONYX, INC. (16%)	USA
32.	GRIDAMERICA HOLDINGS INC	USA
33.	GRIDCOM LIMITED	England & Wales
34.	GREENERU INC (17%)	USA
35.	INVERSIONES ABC LTDA (98.84%)	Chile
36.	IROQUOIS GAS TRANSMISSION SYSTEM, L.P. (20.4%)	USA
37.	IROQUOIS PIPELINE OPERATING COMPANY (effectively 20.4% via Iroquois Gas Transmission System, L.P. 100% ownership)	USA
38.	ISLAND ENERGY SERVICES COMPANY, INC.	USA
39.	ISLANDER EAST PIPELINE COMPANY, LLC (50%)	USA
40.	JOINT RADIO COMPANY LIMITED (50%)	England & Wales
41.	JV NOMINEES 2012 LIMITED	England & Wales
42.	KEYSPAN (U.K.)	England & Wales
43.	KEYSPAN C.I. II, LTD	Cayman Islands
44.	KEYSPAN C.I., LTD	Cayman Islands
45.	KEYSPAN CI MIDSTREAM LIMITED	USA
46.	KEYSPAN CORPORATION	USA
47.	KEYSPAN ENERGY CORPORATION	USA
48.	KEYSPAN ENERGY DEVELOPMENT CO.	Canadian (Providence Nova Scotia)
49.	KEYSPAN ENERGY SERVICES INC.	USA
50.	KEYSPAN GAS EAST CORPORATION	USA
51.	KEYSPAN INTERNATIONAL CORPORATION	USA
52.	KEYSPAN MHK, INC.	USA
53.	KEYSPAN MIDSTREAM INC.	USA
54.	KEYSPAN PLUMBING SOLUTIONS, INC.	USA
55.	KSI CONTRACTING, LLC	USA
56.	KSI ELECTRICAL, LLC	USA

Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
57.	KSI MECHANICAL, LLC	USA
58.	LAND MANAGEMENT AND DEVELOPMENT, INC	USA
59.	LANDRANCH LIMITED	England & Wales
60.	LANDWEST, INC	USA
61.	LATTICE ENERGY SERVICES LIMITED	England & Wales
62.	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales
63.	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales
64.	LATTICE GROUP PLC	England & Wales
65.	LATTICE GROUP TRUSTEES LIMITED	England & Wales
66.	LATTICE OPSCO LIMITED	England & Wales
67.	LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
68.	MAINE YANKEE ATOMIC POWER COMPANY (24%)	USA
69.	MAINSTREAM FORTY-SEVEN LIMITED	England & Wales
70.	MASSACHUSETTS ELECTRIC COMPANY	USA
71.	MELMAR LIMITED	Isle of Man
72.	METRO ENERGY, L.L.C.	USA
73.	METROWEST REALTY LLC	USA
74.	MILLENNIUM PIPELINE COMPANY, LLC (26.25%)	USA
75.	MYHOMEGATE, INC.	USA
76.	MYHOMEKEY.COM, INC. (18.2%)	USA
77.	MYSTIC STEAMSHIP CORPORATION	USA
78.	NANTUCKET ELECTRIC COMPANY	USA
79.	NATGRID FINANCE HOLDINGS LIMITED	England & Wales
80.	NATGRID FINANCE LIMITED	England & Wales
81.	NATGRID INVESTMENTS LIMITED	England & Wales
82.	NATGRID LIMITED	England & Wales
83.	NATGRID ONE LIMITED	England & Wales
84.	NATGRIDTW1 LIMITED	England & Wales
85.	NATIONAL GRID (IOM) UK LTD	Isle of Man
86.	NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland
87.	NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland
88.	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	England & Wales
89.	NATIONAL GRID (SOUTHALL) LP LIMITED	England & Wales
90.	NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales
91.	NATIONAL GRID (US) INVESTMENTS	England & Wales
92.	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	England & Wales
93.	NATIONAL GRID (US) INVESTMENTS 3	England & Wales
94.	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	England & Wales
95.	NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales
96.	NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales
97.	NATIONAL GRID AUSTRALIA PTY LIMITED	Australia
98.	NATIONAL GRID BELGIUM LIMITED	England & Wales
99.	NATIONAL GRID BLUE POWER FINANCE LIMITED	England & Wales
100.	NATIONAL GRID BLUE POWER LIMITED	England & Wales
101.	NATIONAL GRID BRAZIL B.V.	The Netherlands
102.	NATIONAL GRID BRAZIL FINANCE	England & Wales
103.	NATIONAL GRID CARBON LIMITED	England & Wales
104.	NATIONAL GRID CHILE B.V.	The Netherlands
105.	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	England & Wales
106.	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	USA
107.	NATIONAL GRID EIGHT	England & Wales
108.	NATIONAL GRID EIGHTEEN LIMITED	England & Wales
109.	NATIONAL GRID ELECTRIC SERVICES LLC	USA
110.	NATIONAL GRID ELECTRICITY GROUP TRUSTEE LIMITED	England & Wales
111.	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	England & Wales
112.	NATIONAL GRID ELEVEN	England & Wales

Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
113.	NATIONAL GRID ENERGY MANAGEMENT, LLC	USA
114.	NATIONAL GRID ENERGY SERVICES, LLC	USA
115.	NATIONAL GRID ENERGY TRADING SERVICES LLC	USA
116.	NATIONAL GRID ENGINEERING & SURVEY INC.	USA
117.	NATIONAL GRID FIFTEEN LIMITED	England & Wales
118.	NATIONAL GRID FINANCE B.V.	The Netherlands
119.	NATIONAL GRID FIVE LIMITED	England & Wales
120.	NATIONAL GRID FOUR LIMITED	England & Wales
121.	NATIONAL GRID FOURTEEN LIMITED	England & Wales
122.	NATIONAL GRID GAS FINANCE (NO 1) PLC	England & Wales
123.	NATIONAL GRID GAS HOLDINGS LIMITED	England & Wales
124.	NATIONAL GRID GAS PLC	England & Wales
125.	NATIONAL GRID GENERATION LLC	USA
126.	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	USA
127.	NATIONAL GRID GOLD LIMITED	England & Wales
128.	NATIONAL GRID GRAIN LNG LIMITED	England & Wales
129.	NATIONAL GRID HOLDINGS B.V.	The Netherlands
130.	NATIONAL GRID HOLDINGS LIMITED	England & Wales
131.	NATIONAL GRID HOLDINGS ONE PLC	England & Wales
132.	NATIONAL GRID IGTS CORP.	USA
133.	NATIONAL GRID INDIA B.V.	The Netherlands
134.	NATIONAL GRID INDUS B.V.	The Netherlands
135.	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland
136.	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
137.	NATIONAL GRID INTERCONNECTOR HOLDINGS LIMITED	England & Wales
138.	NATIONAL GRID INTERCONNECTORS LIMITED	England & Wales
139.	NATIONAL GRID INTERNATIONAL LIMITED	England & Wales
140.	NATIONAL GRID ISLANDER EAST PIPELINE LLC	USA
141.	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
142.	NATIONAL GRID JERSEY INVESTMENTS LIMITED	Jersey
143.	NATIONAL GRID LAND AND PROPERTIES LIMITED	England & Wales
144.	NATIONAL GRID LAND DEVELOPMENTS LIMITED	England & Wales
145.	NATIONAL GRID LAND INVESTMENTS LIMITED	England & Wales
146.	NATIONAL GRID LNG GP LLC	USA
147.	NATIONAL GRID LNG LP	USA
148.	NATIONAL GRID LNG LP LLC	USA
149.	NATIONAL GRID MANQUEHUE B.V.	The Netherlands
150.	NATIONAL GRID METERING LIMITED	England & Wales
151.	NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
152.	NATIONAL GRID MILLENNIUM LLC	USA
153.	NATIONAL GRID NE HOLDINGS 2 LLC	USA
154.	NATIONAL GRID NEMO LINK LIMITED	England & Wales
155.	NATIONAL GRID NETHERLANDS ONE BV	The Netherlands
156.	NATIONAL GRID NETHERLANDS THREE BV	The Netherlands
157.	NATIONAL GRID NETHERLANDS TWO BV	The Netherlands
158.	NATIONAL GRID NINE LIMITED	England & Wales
159.	NATIONAL GRID NINETEEN LIMITED	England & Wales
160.	NATIONAL GRID NORTH AMERICA INC	USA
161.	NATIONAL GRID NORTH EAST VENTURES INC	USA
162.	NATIONAL GRID NSN LINK LIMITED	England & Wales
163.	NATIONAL GRID OFFSHORE LTD	England & Wales
164.	NATIONAL GRID ONE LIMITED	England & Wales
165.	NATIONAL GRID OVERSEAS LIMITED	England & Wales
166.	NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales
167.	NATIONAL GRID PLC	England & Wales
168.	NATIONAL GRID POLAND B.V.	The Netherlands

Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
169.	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	USA
170.	NATIONAL GRID PROCUREMENT BV	The Netherlands
171.	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	England & Wales
172.	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	England & Wales
173.	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	England & Wales
174.	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	England & Wales
175.	NATIONAL GRID PROPERTY (WARWICK) LIMITED	England & Wales
176.	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	England & Wales
177.	NATIONAL GRID PROPERTY HOLDINGS LIMITED	England & Wales
178.	NATIONAL GRID PROPERTY LIMITED	England & Wales
179.	NATIONAL GRID SERVICES, INC.	USA
180.	NATIONAL GRID SEVEN LIMITED	England & Wales
181.	NATIONAL GRID SEVENTEEN LIMITED	England & Wales
182.	NATIONAL GRID SIX LIMITED	England & Wales
183.	NATIONAL GRID SIXTEEN LIMITED	England & Wales
184.	NATIONAL GRID TECHNOLOGIES INC.	USA
185.	NATIONAL GRID TEN	England & Wales
186.	NATIONAL GRID THIRTY LIMITED	England & Wales
187.	NATIONAL GRID THREE LIMITED	England & Wales
188.	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	USA
189.	NATIONAL GRID TWELVE LIMITED	England & Wales
190.	NATIONAL GRID TWENTY EIGHT LIMITED	England & Wales
191.	NATIONAL GRID TWENTY FOUR LIMITED	England & Wales
192.	NATIONAL GRID TWENTY LIMITED	England & Wales
193.	NATIONAL GRID TWENTY NINE LIMITED	England & Wales
194.	NATIONAL GRID TWENTY ONE LIMITED	England & Wales
195.	NATIONAL GRID TWENTY SEVEN LIMITED	England & Wales
196.	NATIONAL GRID TWENTY THREE LIMITED	England & Wales
197.	NATIONAL GRID TWENTY-FIVE LIMITED	England & Wales
198.	NATIONAL GRID TWENTY-SIX LIMITED	England & Wales
199.	NATIONAL GRID TWO LIMITED	England & Wales
200.	NATIONAL GRID UK LIMITED	England & Wales
201.	NATIONAL GRID UK PENSION SERVICES LIMITED	England & Wales
202.	NATIONAL GRID US 6 LLC	USA
203.	NATIONAL GRID US 7 INC.	USA
204.	NATIONAL GRID US LLC	USA
205.	NATIONAL GRID USA	USA
206.	NATIONAL GRID USA SERVICE COMPANY, INC.	USA
207.	NATIONAL GRID ZAMBIA LIMITED	England & Wales
208.	NEES ENERGY, INC.	USA
209.	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	USA
210.	NEW ENGLAND ENERGY INCORPORATED	USA
211.	NEW ENGLAND HYDRO FINANCE COMPANY, INC. (53.704%)	USA
212.	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (53.704%)	USA
213.	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (53.704%)	USA
214.	NEW ENGLAND POWER COMPANY	USA
215.	NEWPORT AMERICA CORPORATION	USA
216.	NG CHICAGO I, LLC	USA
217.	NG JERSEY LIMITED	Jersey
218.	NG LEASING LIMITED	England & Wales
219.	NG LUXEMBOURG 3 SARL	Luxembourg
220.	NG LUXEMBOURG 4 SARL	Luxembourg
221.	NG LUXEMBOURG 5 SARL	Luxembourg
222.	NG LUXEMBOURG HOLDINGS LIMITED	England & Wales
223.	NG LUXEMBOURG SA	Luxembourg

Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
224.	NG NOMINEES LIMITED	England & Wales
225.	NG PROCUREMENT HOLDINGS LIMITED	England & Wales
226.	NG VILLIERS LIMITED PARTNERSHIP	England & Wales
227.	NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales
228.	NGC INDUS LIMITED	England & Wales
229.	NGC TWO LIMITED	England & Wales
230.	NGC ZAMBIA LIMITED	England & Wales
231.	NGET / SPT UPGRADES LTD (50%)	England & Wales
232.	NGG FINANCE (NO 1) LIMITED	England & Wales
233.	NGG FINANCE PLC	England & Wales
234.	NGG TELECOMS HOLDINGS LIMITED	England & Wales
235.	NGG TELECOMS LIMITED	England & Wales
236.	NGM1 (GBR) LIMITED	Gibraltar
237.	NGNE LLC	USA
238.	NGP(IM7S) LIMITED	Isle of Man
239.	NGP(IM7S) SUB LIMITED	England & Wales
240.	NGRID INTELLECTUAL PROPERTY LIMITED	England & Wales
241.	NGT FIVE LIMITED	Cayman Islands
242.	NGT FOUR LIMITED	Cayman Islands
243.	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	Isle of Man
244.	NGT LUXEMBOURG ONE LIMITED	England & Wales
245.	NGT ONE LIMITED	England & Wales
246.	NGT TELECOM NO. 1 LIMITED	England & Wales
247.	NGT TELECOM NO. 2 LIMITED	England & Wales
248.	NGT THREE	England & Wales
249.	NGT TWO LIMITED	England & Wales
250.	NIAGARA MOHAWK ENERGY, INC.	USA
251.	NIAGARA MOHAWK HOLDINGS, INC.	USA
252.	NIAGARA MOHAWK POWER CORPORATION	USA
253.	NM PROPERTIES, INC.	USA
254.	NM URANIUM, INC.	USA
255.	NMP LIMITED	England & Wales
256.	NORTH EAST TRANSMISSION CO., INC.	USA
257.	NYSEARCH RMLD LLC (22.63%)	USA
258.	NYSEARCH ROBOTICS LLC (14.59%)	USA
259.	OPINAC NORTH AMERICA, INC.	USA
260.	PATIENCE REALTY CORP.	USA
261.	PCC LAND COMPANY, INC.	USA
262.	PHILADELPHIA COKE CO., INC.	USA
263.	PORT GREENWICH LIMITED	England & Wales
264.	PORT OF THE ISLANDS NORTH LLC	USA
265.	PRUDENCE CORPORATION	USA
266.	SCC UNO SA	Chile
267.	STARGAS NOMINEES LIMITED	England & Wales
268.	SUPERGRID ELECTRICITY LIMITED	England & Wales
269.	SUPERGRID ENERGY TRANSMISSION LIMITED	England & Wales
270.	SUPERGRID LIMITED	England & Wales
271.	TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales
272.	THAMESPORT INTERCHANGE LIMITED	England & Wales
273.	THE BROOKLYN UNION GAS COMPANY	USA
274.	THE NARRAGANSETT ELECTRIC COMPANY	USA
275.	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LTD	England & Wales
276.	THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales
277.	TRANSCO LIMITED	England & Wales
278.	TRANSGAS, INC.	USA
279.	UNIT 40 SUBLESSOR LLC	USA
280.	UPPER HUDSON DEVELOPMENT INC	USA

Exhibit 8

List of Subsidiaries

As at 31 March 2013

	Name	Country of Incorporation
281.	VALLEY APPLIANCE AND MERCHANDISING COMPANY	USA
282.	VILLIERS FINANCE SA	Luxembourg
283.	WAYFINDER GROUP, INC.	USA
284.	XOSERVE LIMITED (56.5%)	England & Wales
285.	YANKEE ATOMIC ELECTRIC COMPANY (34.5%)	USA